Prospectus supplement dated October 26, 2020
to the following prospectus(es):
Soloist prospectus dated May 1, 2020
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about December 1, 2020, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Aberdeen U.S. Multi-Cap Equity Fund - Institutional Service Class	Aberdeen U.S. Sustainable Leaders Fund - Institutional Service Class
PROS-2020-230
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